SUPPLEMENT DATED FEBRUARY 14, 2023

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS DATED AUGUST 1, 2022

FOR PACIFIC FUNDS SMALL-CAP VALUE

This supplement revises the Pacific Funds Summary Prospectus dated August 1, 2022 for Pacific Funds Small-Cap Value (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. As discussed below, the changes described within this supplement will occur in the first quarter of 2023. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on February 9, 2023, the Board of Trustees of Pacific Funds Series Trust, including a majority of the independent trustees, approved Great Lakes Advisors, LLC (“Great Lakes”), a subsidiary of Wintrust Financial Corporation, to serve as sub-adviser to Pacific Funds Small-Cap Value (the “Fund”), replacing the existing sub-adviser Rothschild & Co Asset Management US Inc. (“Rothschild”), effective upon the closing of the acquisition of Rothschild by Great Lakes that is expected to occur in the first quarter of 2023 (the “Acquisition”). Upon the closing of the Acquisition, the sub-advisory services provided to the Fund will be transitioned from Rothschild to Great Lakes. As a result, all references to Rothschild will be deleted in their entirety and replaced with Great Lakes effective as of the closing of the Acquisition. Other than Tina Jones, the same portfolio managers from Rothschild who have been responsible for day-to-day management of the Fund will continue to have responsibility for the day-to-day management of the Fund following the Acquisition.

Effective as of the closing of the Acquisition, the following will be added to the Performance section after the third paragraph:

Great Lakes Advisors, LLC began managing the Fund in the first quarter of 2023. Another firm managed the Fund before that date.

In the Management subsection, all references to Tina Jones, CFA, are deleted effective as of the closing of the Acquisition.